UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 5, 2006
National Beverage Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-14170	59-2605822

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One North University Drive, Ft. Lauderdale, Florida	33324

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 581-0922
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a) Previous independent registered public accounting firm:
(i) On September 5, 2006, PricewaterhouseCoopers LLP was dismissed as the independent registered public accounting firm of National Beverage Corp. (the Company). The decision to change independent registered public accounting firms was recommended by the Company’s management and approved by the Audit Committee of the Company’s Board of Directors.
(ii) The reports of PricewaterhouseCoopers LLP on the Company’s financial statements for the years ended April 29, 2006 and April 30, 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.
(iii) During the years ended April 29, 2006 and April 30, 2005 and through September 5, 2006, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.
(iv) During the years ended April 29, 2006 and April 30, 2005 and through September 5, 2006, there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.
(v) The Company has requested that PricewaterhouseCoopers LLP furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated September 6, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(vi) PricewaterhouseCoopers LLP had been the Company’s independent registered public accounting firm since 1995.
(b) New independent registered public accounting firm:
On September 5, 2006, the Audit Committee of the Company’s Board of Directors engaged McGladrey & Pullen LLP as the Company’s independent registered public accounting firm. During the years ended April 29, 2006 and April 30, 2005 and through September 5, 2006, neither the Company nor anyone on its behalf consulted with McGladrey & Pullen LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by McGladrey & Pullen LLP that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Beverage Corp.
September 8, 2006	By:	/s/ George R. Bracken
		Name:	George R. Bracken
		Title:	Senior Vice President - Finance

Exhibit Index

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated September 6, 2006

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